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EXHIBIT 10.20

WARRANT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES WHICH MAY BE ACQUIRED ON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

No. of Shares of Common Stock: 19,491	Warrant No. H-1R

WARRANT

to Purchase Common Stock of

DIGITAL THEATER SYSTEMS, INC.

        THIS IS TO CERTIFY THAT J.P. Morgan Securities Inc. ("J.P. Morgan"), a Delaware corporation and successor by merger to Chase Securities Inc., successor by merger to Hambrecht & Quist L.L.C., the issuee of the Original Warrant, or J.P. Morgan's registered assigns, is entitled to purchase in whole or in part from time to time from Digital Theater Systems, Inc., a Delaware corporation (the "Issuer"), at any time on and after the Effective Date, but not later than 5:00 p.m., California time, on December 31, 2007 (the "Expiration Date"), 19,491 shares of Common Stock ("Common Stock") at a purchase price of $4.038 per share (the "Exercise Price"), subject to the terms and conditions provided herein. The number of shares of Common Stock for which this Warrant shall be exercisable and the Exercise Price are subject to adjustment from time to time as provided herein. This Warrant is issued January 9, 2004 (the "Replacement Issue Date") as a replacement warrant in connection with the partial exercise of the Original Warrant on November 19, 2003. The Exercise Price and the number of shares of Common Stock purchasable pursuant to this Warrant have been appropriately adjusted for all stock splits and reverse stock splits affecting the Common Stock from the Original Issue Date through the Replacement Issue Date.

        SECTION 1.    Certain Definitions.

        As used herein, the following terms shall have the following meanings (all terms defined in this Section 1 or in other provisions of this Warrant in the singular to have the same meanings when used in the plural and vice versa):

        "Affiliate" means, with respect to any specified Person, any other Person that, directly or indirectly, controls, is under common control with, or is owned or controlled by, such specified Person. For purposes of this definition, (i) "control" means, with respect to any specified Person, the power to direct the management or policies of the specified Person through the ownership of voting securities, by contract, voting agreement or otherwise, and (ii) the terms "controlling", "control with" and "controlled by", etc. shall have meanings correlative to the foregoing.

        "Board" shall mean the Board of Directors of the Issuer.

        "Business Day" shall mean any weekday that is not a nationally-observed holiday.

        "Certificate of Incorporation" shall mean the Certificate of Incorporation of the Issuer as in effect at the time in question.

        "Change of Control" shall mean (i) any consolidation or merger of the Issuer, other than any merger or consolidation resulting in the holders of the capital stock of the Issuer entitled to vote for the election of directors holding a majority of the capital stock of the surviving or resulting entity entitled to vote for the election of directors, (ii) any person or entity that is not a stockholder on the date hereof becoming the holder of a majority of the capital stock of the Issuer entitled to vote for the election of directors, or (iii) any sale or other disposition by the Issuer of all or substantially all of its assets to a third party.

        "Common Stock" shall mean the Issuer's Common Stock, par value $.0001 per share.

        "Current Market Price" shall mean, as to any security, the average of the closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York City time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar or successor organization (and in each such case (i) averaged over a period of 21 days consisting of the day immediately preceding the day as of which "Current Market Price" is being determined and the 20 consecutive Business Days prior to such immediately preceding day and (ii) excluding any trades that are not bona fide, arm's length transactions). If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Current Market Price" of such security shall be the fair market value thereof as determined by the Board in its sole discretion.

        "Effective Date" shall mean October 24, 1997.

        "Exercise Condition" shall have the meaning assigned to it in Section 2 hereof.

        "Exercise Notice" shall have the meaning assigned to such term in Section 2 hereof.

        "Exercise Price" shall have the meaning assigned to such term in the first paragraph of this Warrant.

        "Expiration Date" shall have the meaning assigned to such term in the first paragraph of this Warrant.

        "J.P. Morgan" shall have the meaning assigned to such term in the first paragraph of this Warrant.

        "Holder" shall mean J.P. Morgan and its permitted transferees.

        "include" and "including" shall be construed as if followed by the phrase, "without being limited to."

        "Issuer" shall have the meaning assigned to such term in the first paragraph of this Warrant.

        "NASDAQ System" shall mean the National Association of Securities Dealers Automated Quotation System.

        "Original Warrant" means the warrant exercisable for 29,717 shares (on a post-split basis) of Common Stock issued on the Effective Date to Hambrecht & Quist, L.L.C.

        "Person" shall be construed in its broadest possible sense and shall include any individual, corporation, general or limited partnership, joint venture, association, limited liability company, joint stock company, trust, business trust, bank, trust company, estate (including any beneficiaries thereof), unincorporated organization, cooperative, association or governmental branch, authority, agency or political subdivision thereof.

        "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "Warrant" shall mean this Warrant and all warrants issued upon transfer, division, or combination of, or in substitution for, this Warrant.

        "Warrant Stock" shall mean (a) all shares of Common Stock issued or issuable from time to time upon exercise of this Warrant, (b) all other securities or other property issued or issuable upon any such exercise and (c) any securities distributed with respect to the securities referred to in the preceding clauses (a) and (b); provided, however, that the term "Warrant Stock" shall not include shares of Common Stock or other securities following the time such shares or other securities have been sold in a public offering registered under the Securities Act or sold under Rule 144 promulgated thereunder. As used in this Warrant, the phrase "Warrant Stock then held" shall mean Warrant Stock held at the time of determination by the Holder, and shall include Warrant Stock issuable upon exercise of any Warrants held at the time of determination by such Holder.

        SECTION 2.    Exercise of Warrant.

        (a)   On and after the Effective Date and until 5:00 p.m., California time, on the Expiration Date, the Holder may exercise this Warrant, on one or more occasions, on any Business Day, in whole or in part, by delivering to the Issuer, at its office maintained for such purpose pursuant to Section 5 hereof, (i) a written notice of the Holder's election to exercise this Warrant, which notice shall be substantially in the form of Annex A attached hereto and shall be properly completed (the "Exercise Notice"), (ii) payment of the Exercise Price (payable as set forth in Section 2(b) below) for the Warrant Stock as to which this Warrant is being exercised, and (iii) this Warrant. Except to the extent necessary to cause the number of shares of Common Stock deliverable as provided in Section 2(b) to be a whole number of shares, this Warrant shall be exercisable in part only for a whole number of shares.

        (b)   At the option of the Holder, the Exercise Price shall be payable (i) in cash or by certified or official bank check payable to the order of the Issuer or (ii) by exchange of this Warrant in accordance with the further provisions of this Section 2(b). In exchange for the portion of this Warrant that is being exercised at such time, the Holder shall receive the number of shares of Common Stock determined by multiplying (A) the number of shares of Common Stock for which this Warrant is being exercised at such time by (B) a fraction, (1) the numerator of which shall be the difference between (x) Current Market Price per share of Common Stock at such time and (y) the Exercise Price per share of Common Stock, and (2) the denominator of which shall be the Current Market Price per share of Common Stock at such time. The Issuer shall issue a new Warrant for the portion, if any, of this Warrant not being exercised as provided in Section 2(f).

        (c)   Subject to the provisions of Section 2(d), upon receipt of an Exercise Notice, the aggregate Exercise Price payable and this Warrant, the Issuer shall, as promptly as practicable and in any event within five (5) Business Days thereafter, issue to the Holder one or more stock certificates representing the aggregate number of shares of Common Stock to which the Holder is entitled and transfer to the Holder of this Warrant appropriate evidence of ownership of other securities or property (including any cash) to which the Holder is entitled, in such denominations, and registered or otherwise placed in, or payable to the order of, such name or names, as may be directed in writing by the Holder (subject to restrictions on transfer contained herein), and shall deliver such stock certificates, evidence of ownership and any other securities or property (including any cash) to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share (or fractional interest in any other security), as hereinafter provided. The Issuer shall pay all expenses in connection with, and any and all documentary, stamp or similar issue or transfer taxes of the United States or any state thereof payable in respect of, the issue or delivery of the Warrant Stock upon exercise of this Warrant. However, the Issuer shall not be required to pay any tax or other charge imposed in connection with any assignment or transfer involved in the issue of any certificate or other evidence of ownership of Warrant Stock.

        (d)   The Holder's election to exercise this Warrant may, in the sole discretion of the Holder, be conditioned upon, and in such event, the exercise shall be subject in all respects to a Change of Control, the consummation of a sale of the Issuer, any public offering of the Issuer's Common Stock registered under the Securities Act or other similar transaction involving the Issuer (collectively referred to herein as the "Exercise Conditions"), as specified in the Exercise Notice, and the Issuer shall provide the Holder with written notice no less than 20 Business Days prior to the occurrence of an Exercise Condition (or such shorter period of time as is practicable under the circumstances). If any exercise of this Warrant is so conditioned, then, subject to delivery of the items required by Section 2(b), the Issuer shall deliver the certificates and other evidence of ownership of other securities or other property in such manner as the Holder shall direct as required in connection with the consummation of the transaction upon which the exercise is conditioned. At any time that the Issuer shall give notice to the Holder that such transaction has been abandoned or the Issuer has withdrawn from participation in such transaction, the Issuer shall return the items delivered pursuant to Section 2(c) and the Holder's election to exercise this Warrant shall be deemed rescinded.

        (e)   The stock certificate or certificates or other evidence of ownership of Warrant Stock to be delivered pursuant to Section 2(c) hereof shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall, to the extent permitted by law, be deemed to have become a holder of record of the Warrant Stock represented thereby, including having the right to vote any voting securities included therein or to consent or to receive notice as a shareholder, as of the date on which the last of the Exercise Notice, payment of the Exercise Price and this Warrant is received by the Issuer as aforesaid (subject, in the case of an exercise to which Section 2(d) applies, to the transaction upon which such exercise is conditioned), notwithstanding that the transfer books of the Issuer shall then be closed or that such certificates or other evidence of ownership shall not then actually have been delivered to the Holder.

        (f)    If this Warrant shall have been exercised only in part, the Issuer shall, at the time of delivery of the certificate or certificates or other evidence of ownership of Warrant Stock, execute and deliver to the Holder, without charge, a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Stock called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

        (g)   The Issuer shall not be required to issue any fractional share of Common Stock (or fractional interest in any other security) upon exercise of this Warrant. As to any fraction of a share (or fractional interest in any other security) that the Holder would otherwise be entitled to receive upon such exercise, the Issuer shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock (and/or other security) on the date of exercise; provided, however, that in the event that the Issuer undertakes a reduction in the number of shares of Common Stock or other securities outstanding, it shall be required to issue fractional shares or fractional interests in such other securities to the Holder if the Holder exercises all or any part of this Warrant, unless the Holder shall have consented in writing to such reduction and provided the Issuer with a written waiver of its right to receive fractional shares or interests in accordance with this paragraph. If the Holder shall exercise more than one Warrant in the same transaction, any payment in respect of fractional shares (or other fractional interests) shall be based on the final fraction resulting from aggregating all such exercises.

        (h)   The Issuer hereby agrees at all times to keep reserved for issuance and delivery upon exercise of this Warrant such number of its authorized but unissued shares (or treasury shares) of Common Stock or other securities of the Issuer from time to time issuable upon exercise of this Warrant as will be sufficient to permit the exercise in full of this Warrant. All such shares and other securities shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (except to the extent of any applicable provisions set forth in the Issuer's Fundamental Documents) and free and clear of all preemptive or similar rights.

        (i)    If the issuance of any shares of Common Stock or other securities required to be reserved for purposes of the exercise of this Warrant requires the registration with, or approval of, any governmental authority or requires listing on any national securities exchange or national market system before such shares or other securities may be so issued, the Issuer shall at its expense use its best efforts to cause such shares to be duly registered, approved or listed, as the case may be, so that such shares or other securities may be issued in accordance with the terms hereof; provided, however, that this provision shall not obligate the Issuer to register such shares or other securities under the Securities Act or qualify them under state securities or blue sky laws.

        SECTION 3.    Transfer, Division and Combination.

        (a)   This Warrant, all rights hereunder and any Warrant Stock issued or issuable upon exercise hereof are assignable and transferable, at any time in whole or in part, to any Person or Persons, subject in all cases to the restrictions set forth in the legend to this Warrant. Any such transfer shall not require the consent of any security holder of the Issuer.

        (b)   Upon a transfer permitted by Section 3(a), this Warrant shall be transferable upon surrender of this Warrant to the Issuer, together with a written assignment of this Warrant substantially in the form of Annex B attached hereto, duly executed by the Holder hereof or such Holder's agent or attorney. Upon such surrender, the Issuer shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees (and, if the Holder's entire interest is not being assigned, in the name of the Holder), and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled.

        (c)   This Warrant may be exchanged for, or combined with, other Warrants upon presentation of this Warrant and any other Warrants with which this Warrant is to be combined to the Issuer, together with a written notice specifying the denominations in which a new Warrant or Warrants are to be issued, signed by the Holder. The Issuer shall execute and deliver a new Warrant or Warrants to the Holder in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

        (d)   The Issuer shall maintain books for the registration and transfer of the Warrants, and shall allow each Warrant Holder to inspect such books at such reasonable times as such Holder shall request.

        SECTION 4.    Adjustments.

        (a)    Dividends and Distributions.    If at any time on or after the Effective Date the Issuer shall pay any dividend or make any other distribution to holders of its Common Stock of any cash, evidence of indebtedness or other property (including any rights or warrants to purchase any securities of the Issuer) of any nature whatsoever (other than as contemplated by subsection (b) of this Section 4), the Issuer shall at the same time pay or distribute to the Holder (whether or not the Holder exercises this Warrant) the cash, evidence of indebtedness or other property the Holder would have been entitled to receive if such Holder had exercised this Warrant immediately prior to the record date for such dividend or distribution.

        (b)    Subdivisions and Combinations.    If at any time the Issuer shall

            (i)  take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution of Common Stock;

           (ii)  subdivide, split or reclassify its outstanding shares of Common Stock into a larger number of shares of Common Stock; or

          (iii)  combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;

then immediately after the occurrence of any such event (A) the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted so as to equal the number of shares of Common Stock such holder would have held immediately after the occurrence of such event (in the case of an event referred to in clause (i), after giving effect to such dividend or distribution) if such holder had exercised this Warrant immediately prior to the occurrence of such event and (B) the Exercise Price shall be adjusted to be equal to (x) the Exercise Price immediately prior to the occurrence of such event multiplied by (y) a fraction (1) the numerator of which is the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to the adjustment in clause (A) and (2) the denominator of which is the number of shares of Common Stock issuable upon exercise of this Warrant immediately after the adjustment in clause (A).

        (c)    Merger, Consolidation or Disposition of Assets.    If the Issuer shall merge, consolidate or effect a share exchange with another entity, or shall sell, transfer or otherwise dispose of all or substantially all of its assets to another entity and pursuant to the terms of such merger, consolidation, share exchange or disposition of assets, cash, shares of Common Stock or other securities of the successor or acquiring entity, or property of any nature is to be received by or distributed to the holders of Common Stock of the Issuer, then the Holder shall be entitled to receive upon the exercise of this Warrant in accordance with its terms, in respect of the Warrant Stock issuable upon exercise of this Warrant, and upon delivery to the Issuer or the Issuer's successor, as applicable, of this Warrant for cancellation, the amount of cash, shares of Common Stock, other securities or other property that it would have been entitled to receive if such Holder had exercised this Warrant in full immediately prior to the occurrence of such merger, consolidation, share exchange or disposition of assets. In the case of any such merger, consolidation, share exchange or disposition of assets, the successor or acquiring entity (and any Affiliate thereof issuing securities) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Issuer and all of the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board) in order to provide for adjustments of the Warrant Stock issuable upon exercise of this Warrant that shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. The foregoing provisions shall similarly apply to successive mergers, consolidations, share exchanges and dispositions of assets.

        (d)    Capital Reorganization or Capital Reclassification.    If the Issuer shall effect any capital reorganization or any reclassification of its capital stock (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), then in each case the Issuer shall cause effective provision to be made so that this Warrant shall be exercisable for the kind and number of shares of stock, other securities, cash or other property to which a holder of the Warrant Stock deliverable upon exercise of this Warrant would have been entitled upon such reorganization or reclassification and any such provision shall include adjustments in respect of such stock, securities or other property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4 with respect to this Warrant.

        (e)    Notice of Certain Corporate Action.    If the Issuer shall propose (i) to pay any dividend to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock; (ii) to offer to the holders of its Common Stock rights to subscribe for or to purchase any additional shares of Common Stock; (iii) to effect any reorganization or reclassification of its Common Stock; (iv) to otherwise issue any Common Stock; (v) to effect any other capital reorganization; (vi) to effect any consolidation, merger or share exchange or any sale, transfer or other disposition of all or substantially all of its assets; or (vii) to effect the liquidation, dissolution or winding up of the Issuer, then, in each such case, the Issuer shall give to the Holder a notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such dividend, distribution or rights offer, or the date on which such reclassification, issuance, reorganization, consolidation, merger, share exchange, sale, transfer, disposition, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock, and the number of shares of Warrant Stock that are issuable upon exercise of this Warrant after giving effect to any adjustment that will be required as a result of such action. Such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Common Stock for purposes of such action, and in the case of any other such action, at least 10 days prior to the date of the taking of such proposed action.

        (f)    No Impairment.    The Issuer will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Issuer, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

        (g)    Miscellaneous.    The computations of all amounts under this Section 4 shall be made assuming all other anti-dilution or similar adjustments to be made to the terms of all other securities resulting from the transaction causing an adjustment pursuant to this Section 4 have previously been made so as to maintain the relative economic interest of this Warrant vis a vis all other securities issued by the Issuer.

        SECTION 5.    Miscellaneous.

        (a)    Office of Issuer.    So long as this Warrant remains outstanding, the Issuer shall maintain an office in the continental United States where the Warrants may be presented for exercise, transfer, division or combination as provided in this Warrant. Such office shall be at its principal executive offices unless and until the Issuer shall designate and maintain some other office for such purposes and give notice thereof to the Holder.

        (b)    Notices Generally.    All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

            (i)  if to the Issuer, to:

      Digital Theater Systems, Inc.
      5171 Clareton Drive
      Agoura Hills, CA 91301
      Telephone: (818) 706-3525
      Telecopy: (818) 706-8355
      Attention: General Counsel

    with a copy to:

      Heller Ehrman White & McAuliffe LLP
      4350 La Jolla Village Drive, 7th Floor
      San Diego, CA 92122
      Telecopy: (858) 450-8499
      Attention: Michael S. Kagnoff, Esq.

           (ii)  if to Holder, to the address of Holder as set forth in the books and records of the Issuer.

        All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (c) in the case of mailing, on the third business day after the posting thereof.

        (c)    Governing Law.    This Warrant shall be governed by and construed in accordance with the laws of the State of California without regard to its conflicts of laws rules. The Issuer agrees that it may be served with process in the State of California and any action for breach of this Warrant may be prosecuted against it in the courts of such State or any Federal court located in such State.

        (d)    Limitation of Liability.    Except as otherwise provided herein, this Warrant does not entitle the Holder to any voting rights or other rights of a shareholder of the Issuer, as a shareholder. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Issuer, whether such liability is asserted by the Issuer, by any creditor of the Issuer or any other Person.

        (e)    Loss or Destruction of Warrant.    Upon receipt by the Issuer of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction), if requested by the Issuer, of reasonably satisfactory indemnification, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Issuer shall, without charge, execute and deliver a new Warrant exercisable for the same amount of Warrant Stock; provided, however, that (in the case of loss, theft or destruction) no indemnity bond shall be required unless the Issuer has a class of securities registered pursuant to the Securities Exchange Act of 1934, as amended, and the Issuer's transfer agent requires such indemnity bond as a condition to the issuance of a new Warrant.

        (f)    Amendments and Waivers.    Any provision of this Warrant may be amended or waived if, and only if, such amendment or waiver is in writing and signed by the Issuer and the Holder and, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

* * *

        IN WITNESS WHEREOF, the Issuer has duly executed this Warrant.

Dated: January 9, 2004
DIGITAL THEATER SYSTEMS, INC., a Delaware corporation
	By:	/s/ JON E. KIRCHNER
		Name:	Jon E. Kirchner
		Title:	President and Chief Executive Officer
Acknowledged:
HOLDER:	J.P. MORGAN SECURITIES INC. a Delaware corporation
	By:	/s/ STEVEN N. MAEHTINGER
		Name:	Steven N. Maehtinger
		Title:	Managing Director

ANNEX A

FORM OF EXERCISE NOTICE

(To be executed by the registered holder hereof)

        The undersigned registered owner of this Warrant exercises this Warrant for the purchase of            shares of Common Stock of Digital Theater Systems, Inc., a Delaware corporation, and herewith makes payment therefor of $            (such payment being made [check one] (x) [    ] in cash or by certified or official bank check or (y) [    ] by acceptance of a reduced number of shares of Common Stock upon cancellation of this Warrant as provided in Section 2(b) of this Warrant, all on the terms and conditions specified in this Warrant, and requests that (i) certificates and/or other instruments covering such shares of Common Stock be issued in accordance with the instructions given below and (ii) if such shares of Common Stock shall not include all of the shares of Common Stock to which the Holder is entitled under this Warrant, that a new Warrant for the unpurchased balance of the shares of Common Stock issuable hereunder be delivered to the undersigned. References in this Exercise Notice to "Common Stock" shall include other securities or other property to the extent included in Warrant Stock.

        [This Exercise Notice is being delivered contingent upon the consummation of [describe transaction] as contemplated by Section 2(d) of this Warrant].(1)

Dated:

(Signature of Registered Holder)(2)
Instructions for issuance and registration of shares of Common Stock:
Name of Registered Holder	Social Security or Other Identifying Number:

Please deliver certificate to the following address:
Street
City, State and Zip Code

(1)
Include if applicable.

(2)
The signature must correspond with the name as written upon the face of the attached Warrant in every particular, without alteration.

ANNEX B

FORM OF ASSIGNMENT

(To be executed by the registered holder hereof)

        FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all the rights of the undersigned under this Warrant with respect to the number of shares of Common Stock covered thereby set forth below to:

Name of Assignee	Address	Number of Shares of Common Stock

References in this Exercise Notice to "Common Stock" shall include other securities or other property to the extent included in Warrant Stock.

Dated:

(Signature of Registered Holder)(3)
Name of Registered Holder (Please Print)
Witness:

(3)
The signature must correspond with the name as written upon the face of the attached Warrant in every particular, without alteration.

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  EXHIBIT 10.20